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                                                                  EXHIBIT 10.39

                           AMENDMENT TO LOAN DOCUMENTS



Borrower:         Digital Microwave Corporation
Address:          170 Rose Orchard Way
                  San Jose, California

Date:             As of June 25, 1996


         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (successor by merger to CoastFed Business Credit Corporation) ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California and the borrower named above (the "Borrower").

         The Parties agree to amend the Amended and Restated Accounts and Inventory Collateral Security Agreement between them, dated June 25, 1996 (the "Accounts Agreement"), as follows. (This Amendment, the Accounts Agreement, the Loan and Security Agreement between Coast and Borrower dated June 25, 1996 (the "Loan Agreement"), any prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Eligible Receivables. Clause (ii) of Exhibit A to the Accounts Agreement, which presently reads: "(ii) ... are on terms which require payment in full within 30 days from the date of invoice and are not unpaid more than 90 days from the date of the original invoice applicable thereto," is amended to read as follows:

         "(ii) ...are not unpaid more than 90 days from the date of the original invoice applicable thereto."

     2. Representations True. Borrower represents and warrants to Coast that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     3. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.
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Borrower:                                         Coast:

Digital Microwave Corporation        Coast Business Credit, a division of
                                     Southern Pacific Thrift & Loan Association




By: /s/ Carl A. Thomsen              By: /s/ Edit Kondorosi
   ______________________________       _______________________________________
   Carl A. Thomsen                       Edit Kondorosi
   Vice President & Chief                Vice President
   Financial Officer